Exhibit 99.1

BREAK Oncor Electric Delivery First Quarter 2013 Investor Call May 7, 2013

Oncor Electric Delivery 1 Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; weather conditions and other natural phenomena; effects of a bankruptcy or other restructuring transactions, and negotiations relating thereto, involving Texas Energy Future Holdings Limited Partnership and its direct and indirect subsidiaries; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC.

Oncor Electric Delivery 2 1st Quarter 2013 Investor Call Agenda _Financial Overview David Davis Chief Financial Officer _Operational Review Bob Shapard Chairman and CEO _Q&A

Oncor Electric Delivery 3 Avg KWH/Residential Premise, Weather Adj Q1 ‘12 vs. Q1 ‘13 Residential GWH, Actual Q1 ‘12 vs. Q1 ‘13 Residential Points of Delivery Q11 ‘12 vs. Q1 ‘13; thousands of meters Residential GWH, Weather Adj Q1 ‘12 vs. Q1 ‘13 8,873 9,455 Q1 ‘12 Q1 ‘13 3,507 3,568 Q1 ‘12 Q1 ‘13 9,574 9,850 Q1 ‘12 Q1 ‘13 2,734 2,765 At 3/31/2012 At 3/31/2013 6.6% 1.1% 2.9% 1.7% 1 Three months ended March 31. Residential Volumes

Oncor Electric Delivery 4 Large C&I GWH, Actual Q1 ‘12 vs. Q1 ‘13 Large C&I GWH, Weather Adj Q1 ‘12 vs. Q1 ‘13 15,596 15,644 Q1 ‘12 Q1 ‘13 2.8% 2.4% 16,143 16,599 Q1 ‘12 Q1 ‘13 Large C&I Billed MW Demand Q11 ‘12 vs. Q1 ‘13 15,426 15,556 Q1 ‘12 Q1 ‘13 14,778 15,127 Q1 ‘12 Q1 ‘13 Large C&I Actual MW Demand (Avg) Q1 ‘12 vs. Q1 ‘13 0.8% 0.3% 1 Three months ended March 31. Large C&I Demand and Volumes

Oncor Electric Delivery 5 Summary of Financial Results1 Adjusted Net Income Q1 ‘12 vs. Q1 ‘13; $ millions 70 74 Q1 ‘12 Q1 ‘13 Adjusted Operating Revenues Q12 ‘12 vs. Q1 ‘13; $ millions 751 783 Q1 ‘12 Q1 ‘13 Adjusted Operating Cash Flow Q1 ‘12 vs. Q1 ‘13; $ millions 89 131 Q1 ‘12 Q1 ‘13 1 See Appendix for Reg G reconciliations and definitions of adjusted financial metrics. 2 Unless otherwise indicated, Q1 reflects three months ended March 31 and TME reflects twelve months ended March 31. 4.3% 7.4% 5.7% 47.2% 374 393 1,576 1,692 Q1 ‘12 Q1 ‘13 TME 3/31/12 TME 3/31/13 5.1% Adjusted EBITDA Q1 ‘12 vs. Q1 ‘13 and TME2 3/31/12 vs. TME 3/31/13; $ millions

Oncor Electric Delivery 6 Ample Liquidity And Stable Credit Metrics Revolver Capacity Borrowings and Letters of Credit Effective Remaining Capacity Cash Total Available Liquidity Secured Revolving Credit Facility1 Balances at March 31, 2013; $ millions 2,400 983 1,417 21 1,438 1 Oncor’s $2.4 billion revolving credit facility matures in 2016. 2 See Appendix for Reg G reconciliation and definition. 3 TME – Twelve Months Ended 4.8x 5.0x TME 3/31/12 TME 3/31/13 Adjusted EBITDA2/Cash Interest TME 3/31/12 vs. TME 3/31/13; Ratio3 Debt/Adjusted EBITDA TME 3/31/12 vs. TME 3/31/13; Ratio 3.7x 3.6x TME 3/31/12 TME 3/31/13

Oncor Electric Delivery 7 1st Quarter 2013 Investor Call Agenda _Financial Overview David Davis Chief Financial Officer _Operational Review Bob Shapard Chairman and CEO _Q&A

Oncor Electric Delivery 8 Appendix - Regulation G Reconciliations and Supplemental Data

Oncor Electric Delivery 9 Measure Definition Adjusted Operating Revenues (non-GAAP) Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo) Adjusted Net Income (non-GAAP) Oncor net income, less effects of purchase accounting, a tax audit settlement and net income of BondCo Adjusted Operating Cash Flow (non-GAAP) Oncor cash provided by operating activities, less BondCo cash provided by operating activities Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo Total Debt (GAAP) Oncor long-term debt (including current portion), plus bank loans and commercial paper Adjusted EBITDA (non-GAAP) Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. Also adjusted for the effect of the SARs exercise, where applicable. EBITDA is a measure used by Oncor to assess performance. Debt/Adjusted EBITDA (non-GAAP) Total debt less transition bonds divided by EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. Adjusted EBITDA/Cash Interest (non-GAAP) EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Financial Definitions

Oncor Electric Delivery 10 Table 1: Oncor Adjusted Operating Revenues Reconciliation Three Months Ended March 31, ‘12 and ‘13 $ millions Q1 ‘12 Q1 ‘13 Operating revenues – Oncor 783 817 Adjustments: Operating revenues – BondCo (32) (34) Adjusted operating revenues, excluding BondCo 751 783

Oncor Electric Delivery 11 Q1 ‘12 Q1 ‘13 Net income – Oncor 75 87 Adjustments: Effects of purchase accounting (after tax) (5) (3) Bondco net income - - Tax audit settlement (after tax) - (10) Adjusted net income, excluding BondCo 70 74 Table 2: Oncor Adjusted Net Income Reconciliation Three Months Ended March 31, ‘12 and ‘13 $ millions

Oncor Electric Delivery 12 Table 3: Oncor Adjusted Operating Cash Flow Reconciliation Three Months Ended March 31, ‘12 and ‘13 $ millions Q1 ‘12 Q1 ‘13 Operating cash flow – Oncor 117 158 Adjustments: Operating cash flow – BondCo (28) (27) Adjusted operating cash flow, excluding BondCo 89 131

Oncor Electric Delivery 13 Table 4: Oncor Adjusted EBITDA Reconciliation Three Months Ended March 31, ‘12 and ‘13 $ millions Q1 ‘12 Q1 ‘13 Net income – Oncor 75 87 Plus: Depreciation & amortization – Oncor 184 199 Provision in lieu of income taxes – Oncor 49 39 Interest expense – Oncor 91 94 Equals: EBITDA – Oncor 399 419 Adjustments: Net income – BondCo - - Depreciation & amortization – BondCo (25) (28) Interest expense – BondCo (7) (6) Effects of fair value accounting (pre tax) (6) (5) Regulatory asset amortization in O&M expense 13 13 Oncor Adjusted EBITDA, excluding BondCo 374 393

Oncor Electric Delivery 14 Table 5: Oncor Adjusted EBITDA Reconciliation Twelve Months Ended March 31, ‘12 and ‘13 $ millions TME ‘12 TME ‘13 Net income – Oncor 377 361 Plus: Depreciation & amortization – Oncor 731 786 Provision in lieu of income taxes – Oncor 238 224 Interest expense – Oncor 360 377 Equals: EBITDA – Oncor 1,706 1,748 Adjustments: Net income – BondCo - - Depreciation & amortization – BondCo (117) (119) Interest expense – BondCo (31) (25) Effects of fair value accounting (pre tax) (27) (22) SARs exercise (pre-tax) - 57 Regulatory asset amortization in O&M expense 45 53 Oncor Adjusted EBITDA, excluding BondCo 1,576 1,692

Oncor Electric Delivery 15 Table 6: Oncor Total Debt Reconciliation At March 31, ‘12 and ‘13 $ millions ‘12 ‘13 Short-term debt- Oncor 738 977 Long-term debt due currently – Oncor 495 126 Long-term debt, less due currently – Oncor 5,119 5,374 Total debt – Oncor, including BondCo 6,352 6,477 Adjustments: Long-term debt due currently – BondCo (119) (126) Long-term debt, less due currently – BondCo (409) (283) Fair value adjustment – BondCo 2 1 Total Oncor debt, excluding BondCo 5,826 6,069

Oncor Electric Delivery 16 Table 7: Oncor Interest And Debt Coverages Twelve Months Ended March 31, ‘12 and ‘13 $ millions TME ‘12 TME ‘13 Ref Source Interest expense and related charges – Oncor 360 377 Amortization of debt fair value discount – Oncor (1) - Amortization of debt discount – Oncor (3) (24) AFUDC – Oncor 4 10 Cash interest expense – Oncor 360 363 Less: Interest expense – BondCo (31) (25) Cash interest expense, excluding BondCo 329 338 A EBITDA, excluding BondCo 1,576 1,692 B Table 5 Total debt, excluding BondCo 5,826 6,069 C Table 6 EBITDA/cash interest – ratio (B / A) 4.8x 5.0x Debt/EBITDA – ratio (C / B) 3.7x 3.6x